Scudder World Income
Opportunities Fund, Inc.

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

                                                                 August 25, 1995

To the Stockholders:

     The Annual Meeting of Stockholders of Scudder World Income Opportunities Fund, Inc. (the "Fund") is to be held at 11:30 a.m., eastern time, on Tuesday, October 24, 1995 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect two Directors, consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants and consider the approval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and its investment manager, Scudder, Stevens & Clark, Inc. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.
Respectfully,





/s/Lynn S. Birdsong                                        /s/Edmond D. Villani
Lynn S. Birdsong                                           Edmond D. Villani
President                                                  Chairman of the Board


STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                  SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder World Income Opportunities Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder World Income Opportunities Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 24, 1995 at 11:30 a.m., eastern time, for the following purposes:

          (1) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

          (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending April 30, 1996.

          (3) To approve  or  disapprove  the   continuance  of  the  Investment
     Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 18, 1995 are entitled to vote at the meeting and any adjournments thereof.


                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary
August 25, 1995


IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder World Income Opportunities Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 24, 1995 at 11:30 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 25, 1995, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposal (3), which requires the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 18, 1995 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 3,415,756 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended April 30, 1995, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund (Class I) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I - Nominees to serve until 1998 Annual Meeting of Stockholders:
- -------

                           Present Office with the Fund, if any;                    Shares
                                  Principal Occupation or         Year First     Beneficially      Percent
                                Employment and Directorships       Became a        Owned on           of
        Name (Age)               in Publicly Held Companies        Director    June 30, 1995 (1)    Class
        ----------               --------------------------        --------    -----------------    -----
 Robert J. Boyd (50)*     President and Director,  GLB Research,    1994            --              --
                          Inc.  Mr.  Boyd serves on the board of
                          one   additional   fund   managed   by
                          Scudder.


 Ronaldo A. da Frota      Director and Chief Executive  Officer,    1994           3,000         less than
     Nogueira (57)        IMF    Editora    Ltda.     (financial                                 1/4 of 1%
                          publisher).  Mr.  Nogueira  serves  on
                          the  boards  of  an  additional  three
                          funds managed by Scudder.

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Classes II and III do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class II - Directors serving until 1996 Annual Meeting of Stockholders:
- --------

                           Present Office with the Fund, if any;                    Shares
                                  Principal Occupation or         Year First     Beneficially      Percent
                                Employment and Directorships       Became a        Owned on           of
        Name (Age)               in Publicly Held Companies        Director    June 30, 1995 (1)    Class
        ----------               --------------------------        --------    -----------------    -----
 George M. Lovejoy, Jr.   President    and    Director,    Fifty    1994            794          less than
     (65)                 Associates    (private   real   estate                                 1/4 of 1%
                          corporation);       Trustee,       MGI
                          Properties;  Former Chairman, Meredith
                          & Grew,  Inc.  (until July 1995).  Mr.
                          Lovejoy  serves  on the  boards  of an
                          additional   11   funds   managed   by
                          Scudder.



 Dr. Susan Kaufman        Managing  Director,   Council  of  the    1994            --              --
     Purcell  (53)        Americas;  Vice  President,   Americas
                          Society;   Director,   Valero   Energy
                          Corp.   Dr.   Purcell  serves  on  the
                          boards  of  an  additional  two  funds
                          managed by Scudder.



 Edmond D. Villani        Chairman of the Board;  President  and    1994            500          less than
     (48)* +              Managing Director of Scudder,  Stevens                                 1/4 of 1%
                          & Clark,  Inc. Mr.  Villani  serves on
                          the boards of an  additional  14 funds
                          managed by Scudder.

Class III - Directors serving until 1997 Annual Meeting of Stockholders:
- ---------

                           Present Office with the Fund, if any;                    Shares
                                  Principal Occupation or         Year First     Beneficially      Percent
                                Employment and Directorships       Became a        Owned on           of
        Name (Age)               in Publicly Held Companies        Director    June 30, 1995 (1)    Class
        ----------               --------------------------        --------    -----------------    -----
 Lynn S. Birdsong (49)*+  President;   Managing   Director  of      1994            --              --
                          Scudder,  Stevens & Clark,  Inc. Mr.
                          Birdsong  serves on the boards of an
                          additional  three  funds  managed by
                          Scudder.

 Robert J. Callander (64) Visiting   Professor  /  Executive-in-    1994           1,000         less than
                          Residence,  Columbia  Business School,                                 1/4 of 1%
                          Columbia   University;   Former   Vice
                          Chairman,       Chemical       Banking
                          Corporation;     Director:     ARAMARK
                          Corporation;    Barnes   Group   Inc.;
                          Beneficial   Corporation  and  Omnicom
                          Group,   Inc.;   Member,   Council  on
                          Foreign   Relations.   Mr.   Callander
                          serves on the boards of an  additional
                          two funds managed by Scudder.

 All Directors and  Officers as a group                                            5,294         less than
                                                                                                 1/4 of 1%

*    Directors  considered by the Fund and its counsel to be "interested  persons"  (which as used in this proxy  statement is as defined in the  Investment  Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Birdsong and Villani are deemed to be interested  persons because of their affiliation with the Fund's investment  manager,  Scudder,
     Stevens & Clark,  Inc., or because they are Officers of the Fund or both. Mr. Boyd is deemed to be an interested person because he serves as a consultant to Scudder.

+    Messrs. Birdsong and Villani are members of the Executive Committee of the Fund.

(1)  The  information  as to  beneficial  ownership  is based on  statements  furnished to the Fund by the
     Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended April 30, 1995, all filing requirements applicable to its Reporting Persons were complied with, except that Form 3 on behalf of Margaret D. Hadzima and Richard A. Holt were filed late.

     To the best of the Fund's knowledge, as of June 30, 1995 no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met eight times during the fiscal year ended April 30, 1995. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are unaffiliated persons of the Fund or of Scudder ("Unaffiliated Directors") as defined in the 1940 Act, which met on July 25, 1995. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Unaffiliated Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on May 16, 1995 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Birdsong and Villani, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                   Present Office with the Fund;      Year First Became
          Name (Age)           Principal Occupation or Employment (1)   an Officer (2)
                               --------------------------------------   --------------
 Paul J. Elmlinger (37)        Vice President and Assistant                  1994
                               Secretary; Principal of Scudder,
                               Stevens & Clark, Inc.

 Jerard K. Hartman (62)        Vice President; Managing Director of          1994
                               Scudder, Stevens & Clark, Inc.

 David S. Lee (61)             Vice President; Managing Director of          1994
                               Scudder, Stevens & Clark, Inc.

 Edward J. O'Connell (50)      Vice President and Assistant                  1994
                               Treasurer; Principal of Scudder,
                               Stevens & Clark, Inc.

 Juris Padegs (63)             Vice President; Managing Director of          1994
                               Scudder, Stevens & Clark, Inc.

 Kathryn L. Quirk (42)         Vice President and Assistant                  1994
                               Secretary; Managing Director of
                               Scudder, Stevens & Clark, Inc.

 Lincoln Y. Rathnam (46)       Vice President; Managing Director of          1994
                               Scudder, Stevens & Clark, Inc.

 M. Isabel Saltzman (40)       Vice President; Principal of Scudder,         1994
                               Stevens & Clark, Inc.

 Thomas F. McDonough (48)      Secretary; Principal of Scudder,              1994
                               Stevens & Clark, Inc.

 Pamela A. McGrath (41)        Treasurer; Principal of Scudder,              1994
                               Stevens & Clark, Inc.

 Coleen Downs Dinneen (34)     Assistant Secretary; Vice President           1994
                               of Scudder, Stevens & Clark, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $74,414, including expenses, during the fiscal year ended April 30, 1995. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings, for which such Director receives a fee of $750) and $150 per telephone conference call for the purpose of declaring the Fund's quarterly dividends. Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 10), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.
Column (2) Aggregate compensation received by a Director from the Fund.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.
Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                              Compensation Table
                                     for the year ended December 31, 1994
- -------------------------------------------------------------------------------------------------------------
              (1)                     (2)                (3)                 (4)                (5)
                                                      Pension or                          Total Compensation
                                    Aggregate     Retirement Benefits  Estimated Annual   From the Fund and
        Name of Person,            Compensation    Accrued As Part of    Benefits Upon       Fund Complex
           Position                from the Fund      Fund Expenses       Retirement       Paid to Director
- -------------------------------------------------------------------------------------------------------------
Robert J. Boyd,                    $11,050               N/A                 N/A              $24,500
Director                                                                                     (2 funds)
Robert J. Callander,               $11,150               N/A                 N/A              $27,593
Director                                                                                     (3 funds)
George M. Lovejoy, Jr.,            $11,300               N/A                 N/A              $117,450
Director                                                                                     (12 funds)
Ronaldo A. da Frota Nogueira,      $11,300               N/A                 N/A              $54,997
Director                                                                                     (4 funds)
Dr. Susan Kaufman Purcell,         $11,050               N/A                 N/A              $37,500
Director                                                                                     (3 funds)

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on July 25, 1995, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending April 30, 1996. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended April 30, 1995 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports to stockholders and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P.
as independent accountants.

              (3) APPROVAL OR DISAPPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT

     Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York, acts as investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated March 31, 1994 (the "Agreement"). The continuance of the Agreement was last approved by a vote of the stockholders on October 25, 1994. At a meeting held on July 25, 1995, the Directors, including a majority of the Noninterested Directors, approved the continuance of the Agreement and recommended that the stockholders approve the continuance of the Agreement. The Agreement continues in effect by its terms until September 30, 1996 and from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by the vote of a majority of all the Directors or a majority of the Fund's outstanding voting securities, as defined below. The Agreement may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the holders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment.

     In considering the continuance of the Agreement and recommending its approval by the stockholders, the Directors of the Fund, including the Noninterested Directors, considering the best interests of stockholders of the Fund, took into account all such factors as they deemed relevant.

     Such factors included the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the experience of Scudder in international investing; possible economies of scale; the investment record of Scudder in managing the Fund; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fees and expense ratios of funds with foreign investments, including single country and regional funds, advised by Scudder and other investment advisers; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as adviser to the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund.

     In reviewing the terms of the Agreement and in discussions with Scudder concerning such Agreement, the Noninterested Directors of the Fund have been advised and represented at the Fund's expense by independent counsel, Ropes & Gray. Counsel for the Fund is Willkie Farr & Gallagher.

     Under the Agreement Scudder regularly makes investment decisions for the Fund, prepares and makes available to the Fund research and statistical data in connection therewith and supervises the acquisition and disposition of securities by the Fund, including the selection of broker/dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors. Scudder also maintains or causes to be maintained for the Fund all books, records and reports and other information (not otherwise provided by third parties) required under the 1940 Act. In addition to the provision of portfolio management services and the payment of the Fund's office rent, Scudder will render significant administrative services (not otherwise provided by third parties).

     The Agreement provides that Scudder be paid a monthly fee, payable in U.S. dollars, at an annual rate of 1.20% of the value of the Fund's average weekly net assets. This fee is higher than management fees paid by most other investment companies which invest primarily in U.S. securities, because investing in high yield, high risk securities in general, and securities of issuers located in foreign countries, in particular, requires Scudder to devote additional time and incur added expense in developing and maintaining specialized resources, including research facilities for the Fund. However, the fee is not necessarily higher than the fees charged to funds with investment objectives similar to that of the Fund. For the fiscal year ended April 30, 1995, the aggregate investment management fee was $557,307.

     The Agreement provides that Scudder shall not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under the Agreement.

Required Vote

     Approval of the continuance of the Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities which, as used in this proposal means (1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at the Meeting in person or by proxy, whichever is less. If an affirmative vote of stockholders is not obtained, the Agreement will continue in effect for a time pending consideration by the Directors of such further action as they may deem to be in the best interests of the stockholders of the Fund. Your Fund's Directors recommend that stockholders vote to approve the continuance of the Agreement.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
- ---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

     Messrs. Birdsong and Villani, who are Officers and/or Directors of the Fund, are Managing Directors of Scudder. In addition, the following directors, officers, employees or stockholders of Scudder are Officers of the Fund in the following capacities: Jerard K. Hartman, David S. Lee, Juris Padegs, Lincoln Y. Rathnam, and M. Isabel Saltzman, Vice Presidents; Paul J. Elmlinger and Kathryn
L. Quirk, Vice Presidents and Assistant Secretaries; Edward J. O'Connell, Vice President and Assistant Treasurer; Thomas F. McDonough, Secretary; Pamela A. McGrath, Treasurer; and Coleen Downs Dinneen, Assistant Secretary. Messrs. Hartman, Lee, Padegs, Rathnam and Ms. Quirk are Managing Directors and Messrs. Elmlinger, O'Connell and McDonough and Ms. McGrath and Ms. Saltzman are Principals of Scudder. Ms. Dinneen is a Vice President of Scudder.

     Scudder or an affiliate manages in excess of $90 billion in assets for individuals, mutual funds and other organizations. The following are other open- or closed-end mutual funds with investment objectives similar to the Fund, for which Scudder provides investment management:

                                          Total Net Assets
                                               as of                     Management Compensation
                                           July 31, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Daily Net Assets
                 ----                      -------------            ---------------------------------

 Scudder International Bond Fund             $ 888,800        0.85  of  1%;  0.80  of 1% on  net  assets  in
                                                              excess of $1 billion.

 Scudder Emerging Markets Income             $ 153,500                            1.00%.
 Fund+

                                          Total Net Assets
                                               as of                     Management Compensation
                                           July 31, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Weekly Net Assets
                 ----                      -------------            ----------------------------------
 The Latin America Dollar Income              $ 67,100                            1.20%.
 Fund, Inc.*

*    This fund is not subject to state imposed expense limitations.

+    Scudder has agreed to maintain the total  annualized  expenses of the fund at not more than 1.50%
     of average daily net assets until February 29, 1996.

     Directors, officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a wholly-owned subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to assist in the proxy solicitation. The cost of their services is estimated at $3,000. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by October 24, 1995, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1996 meeting of Stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, not later than April 26, 1996.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

August 25, 1995

PROXY                                        SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.                         PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                          Annual Meeting of Stockholders--October 24, 1995

   The undersigned hereby appoints Lynn S. Birdsong and Edmond D. Villani,  each with the power of substitution,  as proxies for the undersigned,  to vote all shares of Scudder World Income  Opportunities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder,  Stevens & Clark, Inc., 25th Floor, 345
Park Avenue (at 51st  Street),  New York,  New York 10154,  on Tuesday,  October 24, 1995 at 11:30 a.m.,  eastern  time,  and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed below.


1.       The election of Directors;

               FOR all nominees listed below                                     WITHHOLD AUTHORITY
               (except as marked to the contrary below) []                       to vote for all nominees listed below  []

        Nominees: Robert J. Boyd and Ronaldo A. da Frota Nogueira

(INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent
     accountants;                                                                    FOR []    AGAINST []     ABSTAIN []


3.   Approval of the continuance of the Investment Advisory, Management and Administration
     Agreement between the Fund and Scudder, Stevens & Clark, Inc.                   FOR []    AGAINST []     ABSTAIN []
            ___________________________________________________

The proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                                                                 Please sign  exactly as your name or names appear.  When signing as your attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                 ___________________________________________________________________
                                                                                      (Signature of Stockholder)


                                                                 ___________________________________________________________________
                                                                                     (Signature of joint owner, if any)

                                                                 Date_________________________________________________________, 1995



                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED